UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2022

CALIX, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-34674	68-0438710
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2777 Orchard Parkway, San Jose, California		95134
(Address of principal executive offices)		(Zip Code)

(408) 514-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.025 per share	CALX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act).  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) (c) (d) (e)

Director Resignation and Appointment

On November 10, 2022, Michael Matthews notified Calix, Inc. (the “Company”) that he is resigning from the Board of Directors of the Company (the “Board”), effective as of December 31, 2022. Mr. Matthews’ resignation was not the result of any disagreement with the Company or any matter relating to the Company’s operations, policies or practices.

Also on November 10, 2022, the Board appointed Eleanor Fields to the Board as a Class III director, effective as of January 1, 2023, filling the vacancy resulting from Mr. Matthews’ resignation from the Board.

Pursuant to the Company’s non-employee director compensation policies, Ms. Fields will receive (i) a $50,000 annual retainer for her service on the Board, plus additional amounts for service on any committees to which she may be appointed, paid in quarterly installments, (ii) upon her appointment, an automatic initial option grant to purchase that number of shares of the Company’s common stock equal to the product obtained by multiplying (a) the result of dividing (1) $175,000 by (2) the Black Scholes value of an option to purchase one share of common stock as of the date of grant by (b) a fraction, the numerator of which is the number of whole days that will have passed from the date of election through the scheduled date of the Company’s next annual stockholder meeting and the denominator of which is 365, under the Company’s Amended and Restated 2019 Equity Incentive Award Plan, and (iii) subject to her continued service as a non-employee director, immediately following an annual meeting of stockholders, an automatic option grant on the date of such annual meeting to purchase that number of shares of common stock equal to the result of dividing (1) $175,000 by (2) the Black Scholes value of an option to purchase one share of common stock as of the date of grant, under the Company’s Amended and Restated 2019 Equity Incentive Award Plan, with each option vesting in full on the earlier of the one-year anniversary of the date of grant or the day immediately preceding the date of the annual meeting of stockholders that occurs in the year following the year of grant. The foregoing description is qualified in its entirety by reference to the text of (i) the Company’s Non-Employee Director Cash Compensation Policy, as amended August 11, 2021, which was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 26, 2021, and (ii) the Company’s Non-Employee Director Equity Compensation Policy, as amended February 11, 2021, which was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on July 27, 2021.

In connection with Ms. Fields’ election to the Board, the Company and Ms. Fields will enter into the Company’s standard indemnification agreement, the form of which was filed with the SEC as Exhibit 10.5 to Amendment No. 6 to the Company’s Registration Statement on Form S-1 filed with the SEC on March 8, 2010.

There is no arrangement or understanding between Ms. Fields and any other persons pursuant to which Ms. Fields was selected as a director, and Ms. Fields has no reportable transactions under Item 404(a) of Regulation S-K.

Officer Appointments

On November 10, 2022, the Board promoted J. Matthew Collins to the position of Chief Commercial Operating Officer and Shane Eleniak to the position of Chief Product Officer, each effective as of January 1, 2023.

Mr. Collins, age 51, has served as Company’s Executive Vice President of Commercial Operations and Chief Marketing Officer (“CMO”) since September 2021. He previously served as Senior Vice President of Commercial Operations and CMO at the Company from January 2021 to September 2021. From June 2017 to December 2019, he served as the Company’s CMO. Prior joining the Company, Mr. Collins was Senior Vice President of Global Marketing and Go-to-Market Strategy at Dun & Bradstreet from September 2014 to May 2017.

Mr. Eleniak, age 55, has served as the Company’s Executive Vice President of Products since September 2021. He previously served as Senior Vice President, Revenue Edge Products at the Company from January 2020 to September 2021. From August 2018 to January 2020, he served as the Company’s Senior Vice President, Platforms. From May 2017 to July 2018, he served as the Company’s Vice President, Systems Products. From May 2015 to April 2017, Mr. Eleniak served as the Company’s Vice President, Product Line Leadership. Prior to joining the Company, he was the Vice President, Advanced Broadband Solutions at CommScope from March 2010 to May 2015.

Mr. Collins and Mr. Eleniak will receive an increased level of benefits as Group B participants under the Company’s Amended and Restated Executive Change in Control and Severance Plan (“CICSP”), each effective as of December 1, 2022, qualified in the entirety by reference to the text of the CICSP, which was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on April 27, 2021.

Officer Bonus

On November 10, 2022, the Compensation Committee of the Board recommended to the Board for approval, and the Board approved, payment of $208,250 to Carl Russo, Chairman of the Board and former Chief Executive Officer, which represents a pro-rated portion of his annual cash incentive opportunity for 2022 based on actual achievement through September 30, 2022, which is the date Mr. Russo ceased serving as the Company’s Chief Executive Officer.

Item 7.01 Regulation FD Disclosure.

A copy of the Company’s press release, dated November 14, 2022, announcing the appointment of Ms. Fields to the Board and the retirement of Mr. Matthews is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information contained in Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated November 14, 2022, announcing the appointment of Ellie Fields to the Board and the retirement of Michael Matthews.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 14, 2022	CALIX, INC.

		By:	/s/ Cory Sindelar
Cory Sindelar
Chief Financial Officer
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